INVESTOR PRESENTATION May 2020

Forward-looking Statements & Non-GAAP Financial Information Forward-Looking Language This presentation contains "forward-looking statements" within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995. These statements include, but are not limited to, statements related to our current expectations, the performance of our business, our financial results, our liquidity and capital resources and other non-historical statements. Forward-looking statements can be identified by words such as: "anticipate," "intend," "plan," "goal," "seek," "believe," "project," "estimate," "expect," "strategy," "future," "likely," "may," "should," "will" and similar references to future periods. Forward-looking statements are neither historical facts nor assurances of future performance. Instead, they are based only on our current beliefs, expectations and assumptions regarding the future of our business, future plans and strategies, projections, anticipated events and trends, the economy and other future conditions. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict, and in many cases, are outside of our control. Our actual results and financial condition may differ materially from those indicated in the forward-looking statements. Therefore, you should not rely on any of these forward-looking statements. Important factors that could cause our actual results and financial condition to differ materially from those indicated in the forward-looking statements include, among others, our ability to manage the direct and indirect impact of the novel coronavirus (“COVID-19”) pandemic on our business, operations, and customer demand for our products and services, and our ability to achieve operational efficiencies and meet customer demand for products and services, as well as the other risks identified in the Company’s filings with the Securities and Exchange Commission, including the Company’s reports on Form 10-K and Form 10-Q.   Any forward-looking statement made by us in this presentation is based only on information currently available to us and speaks only as of the date on which it is made. We undertake no obligation to publicly update any forward-looking statement that may be made from time to time, whether written or oral, whether as a result of new information, future developments or otherwise.   Use of Non-GAAP Financial Information To supplement the unaudited condensed consolidated financial statements presented in accordance with U.S. GAAP in this presentation, certain non-GAAP financial measures as defined by the SEC rules are used. These non-GAAP financial measures include adjusted EBITDA and adjusted earnings from operations. Management believes that such information can enhance investors’ understanding of the company’s ongoing operations. See the accompanying table below for a reconciliation of adjusted EBITDA and adjusted earnings from operations to the most closely related GAAP measure.

End to End Software Solutions Provider Exclusively Hospitality Provide Mission Critical Solutions Products With Global Reach Agilysys Overview Reservations Guest Value Staff Mobility Guest Contactless Connected- ness Guest Self-service Kitchen Operations Payment Analytics Optimization SaaS Platform $160.8M Total Revenue 52% Recurring Revenue as a % of Total Revenue 37% Subscription Revenue as a % of Recurring Revenue 24% Subscription Revenue Growth Rate Note: All data is as of the twelve months ended March 31, 2020.

OBSESSIVELY CUSTOMER CENTRIC IN EVERY MARKET WE SERVE ENGINEERING DRIVEN COMPANY Go To Market Strategy >95% Customer Retention Annually R&D Team Strength** Jan 2017 – 230 Mar 2019 – 500 Mar 2020 – 750 ~5% Increase in YOY International Bookings *Note: All data is as of the twelve months ended March 31, 2020. **R&D strength numbers represent approximate headcount.

Strategic Product Vision We Are in the Business of Providing A Fully Integrated Suite of Software Solutions to Enterprise Food & Beverage and Lodging Operators in the Hospitality Space that Enable Memorable Experiences Across All Channels of Guest Engagement

Omni Channel Reserve/Book Suggest Pay Analyze Market Discover Arrive/Plan Order Experience Procure Kiosk Employee Online Golf Spa Activities Delivering a Comprehensive Suite of Solutions Gaming Hotels & Resorts Cruise Ships Food Service Sports & Entertainment Enabling The Guest Journey

An Omni-Channel F&B Product Strategy Smart Phones: rGuest Buy OnDemand Physical Store: InfoGenesis IG Mobile Order rGuest Seat Desktop: rGuest Buy OnDemand Kiosk: rGuest Buy Kiosk In Room Tablets: rGuest Buy OnDemand Website: rGuest Buy OnDemand rGuest Seat Mobile Apps: APIs Analytics: Marketing(CRM) & Upsell: CRM / Loyalty rGuest Analyze Interface With Current Solutions

Search & Discovery Back of House Marketing Analytics & CRM Reviews & Reputation Management Payment Booking Arrival Loyalty & Rewards Maintenance Concierge Housekeeping Activities Golf Activities Spa PMS Ecosystem Interface With Current Solutions

We Serve Leading Hospitality Brands

We Provide Industry Leading Hospitality Solutions Lodging Solutions ~274k rooms at 03/31/20 +1% since 03/31/19 Food and Beverage Solutions ~62k end points at 03/31/20 +16% since 03/31/19 67% of Revenue 22% of Revenue 9% of Revenue INVENTORY & PROCUREMENT 2% of Revenue DOCUMENT MANAGEMENT PROPERTY MANAGEMENT Note: Revenue contribution figures represent percentage for the twelve months ended March 31, 2020 and include an allocation of revenue amounts to our 4 core product groupings. POINT-OF-SALE Region 91% of Revenue North America 9% of Revenue APAC Plus EMEA Allocation of Total Revenue

Agilysys ARR ~ $83.7M* *Twelve months ended March 31, 2020. Hospitality Market Annual Recurring Revenue Market Opportunity $4.8 Billion Annual Recurring Revenue Product Opportunity $4.8 Billion

Achievements Under New Management Team Revenue Growth Profitability and Stability Expand Product Capabilities 9 Quarters of Sequential Revenue Growth From Q3 FY18 to Q3 FY20 7 Consecutive Quarters of Record Revenue From Q1 FY19 to Q3 FY20 $3.5M Q4 FY20 was Record Adjusted EBITDA Tripled R&D Team Strength $46.7M Cash as of Q4 FY20 Continuous Improvement 14% FY20 Revenue Growth 27% YOY Increase in Full Year Adjusted EBITDA Captive India Development Center 24% TTM Subscription Growth $5.9M Improvement in Cash YOY FY20 12 New Software Modules $35.0M Convertible Investment in Q1 FY21

Chennai India Development Center Currently Capacity: 100,000 Square Feet 1,000 Employees 680 Current Employees Approximately 600 of Current Employees are R&D

FINANCIAL OVERVIEW

Evolving Business, Evolving P&L Financial Metrics and Valuation* Share Price (05/22/20) $19.59 Diluted Shares Outstanding 23.2M Diluted Market Capitalization $455.1M Cash (as of 03/31/20) $46.7M Debt (as of 03/31/20) $15.4M Enterprise Value $423.9M Revenue $160.8M Gross Profit $90.0M Adjusted EBITDA^ $13.0M Adjusted Earnings from Operations^ $9.6M Earnings per Share ($1.47) EV/Revenue 2.6x EV/Gross Profit 5.2x Business Metrics (as of 03/31/20) Direct POS End Points Managed Y/Y Growth ~62k 16% Direct Hotel Rooms Managed Y/Y Growth ~274k 1% Recurring Revenue* As % of Total Revenue 52% Subscription Revenue* As % of Recurring Revenue 37% Services Revenue* As % of Total Revenue 20% Subscription Revenue Growth Y/Y* 24% rGuest as % of Total Revenue* 10% New Customer Count* 64 ^Non-GAAP measure, see reconciliation on slide 26. *Twelve months ended March 31, 2020.

Consolidated Balance Sheet (in thousands) March 31, 2019 March 31, 2020 Cash, Cash Equivalents and Marketable Securities $40,771 $46,653 Other Current Assets 38,237 46,755 Long-Term Assets 84,583 61,154 Total Assets $163,591 $154,562 Current Liabilities $58,301 $69,423 Other Liabilities 4,668 13,382 Total Liabilities 62,969 82,805 Shareholders’ Equity 100,622 71,757 Total Liabilities and Shareholders’ Equity $163,591 $154,562 Strong Balance Sheet

All numbers in thousands. Revenue - Quarterly Fiscal Year = April 1 Through March 31

Historical Financial Results All numbers in thousands. ^ Non-GAAP measure, see reconciliation on slide 26. * *FY20 Net Loss Includes $23.7M Impairment of Capitalized Software Development Costs

Profitability Metrics - Quarterly All numbers in thousands. ^ Non-GAAP measure, see reconciliation on slide 27. No Software Capitalization from Q2 FY19 onwards Average of $2.5M in capitalized software development costs per quarter from Q1’17 to Q1’19. Fiscal Year = April 1 Through March 31

Profitability Metrics - Quarterly All numbers in thousands. ^ Non-GAAP measure, see reconciliation on slide 27. No Software Capitalization from Q2 FY19 onwards Fiscal Year = April 1 Through March 31

APPENDIX

TONY PRITCHETT - Chief Financial Officer Tony is a certified public accountant who joined Agilysys in 2012 as controller of the Retail Solutions Group, bringing with him prior financial experience with software and SaaS companies. RAMESH SRINIVASAN - President and Chief Executive Officer Ramesh is an accomplished CEO with leadership and turnaround success across multiple industries resulting in rapid and sustainable long-term growth and significant increases in shareholder value. DON DEMARINIS - Senior Vice President Sales, Americas Don brings extensive industry experience and success at Oracle and Micros selling hospitality technology and services to global clients across markets where he led sales increases of up to 30% per annum. Senior Management Leading New Growth Vision Dave Wood- Vice President - Corporate Strategy and Investor Relations Dave joined Agilysys in 2011 as controller of the Hospitality Solutions Group, bringing with him prior financial experience with technology companies.

Senior Management Leading New Growth Vision

TECHNOLOGY | INNOVATION | SOLUTIONS



KYLE BADGER - ***Senior Vice President, General Counsel and Secretary***
Kyle leads the global legal and human resources teams and brings over 22 years of legal experience representing public and private companies in general corporate matters.



PRABUDDHA BISWAS - ***Chief Technology Officer***
Prabuddha brings over 30 years of successful software development and innovative technology leadership to Agilysys, where his responsibilities include leadership and oversight of the Company's technology vision.



SRIDHAR LAVETI - ***Vice President - Established Products and Customer Support***
Sridhar leads the product engineering and management teams for established Agilysys products and oversees customer support. He brings 25+ years of technology and management leadership across multiple industries.



PRAKASH BHAT - ***Vice President and Managing Director - India Development Center***
Prakash brings 30+ years of experience in technology and management with an impressive track record of building new companies to create a strong market presence for established organizations in new locations.

Agilysys

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JAMES SLATTER - Managing Director - EMEA Based in the UK for 16 years, James has extensive experience working in the hospitality industry, satisfying the software needs of enterprise clients, and helping US based companies expand their international footprint. ROB JACKS – Chief Information Officer Rob was promoted to CIO in December 2018 and is responsible for advancing Agilysys’ internal systems and information technology processes. Rob has a reputation as a transformational executive who can deploy complex solutions with a measurable ROI. JEBA KINGSLEY - Vice President - Professional Services Jeba was hired as Vice President of Professional Services in December 2018. Jeba has more than 20 years of experience leading revenue-generating global client services organizations. Senior Management Leading New Growth Vision ANDREW COX - Managing Director - Asia Pacific Andrew has 20+ years of experience, including significant experience with hospitality software companies, working in the Asia Pacific region bringing an extensive background in developing and executing go-to-market strategies which deliver profitable and sustainable growth.

Non-GAAP Reconciliation

Non-GAAP Reconciliation

Cash Flow

Principal Location Country with Installation Reseller Santa Barbara, CA Seattle, WA Las Vegas, NV Alpharetta, GA Windsor, UK Hong Kong Manila, Philippines Singapore Kuala Lumpur, Malaysia Chennai, India Agilysys Corporate Headquarters Alpharetta, Georgia Agilysys US Offices Las Vegas, Nevada Santa Barbara, California Bellevue, Washington Agilysys EMEA Office United Kingdom Agilysys APAC Offices Hong Kong Malaysia Philippines Singapore China Agilysys Demonstration Centers Las Vegas, Nevada India Development Center Chennai, India Shenzhen, China Agilysys Global Footprint

Contact: Dave Wood VP, Corporate Strategy and Investor Relations (770) 810-7920 InvestorRelations@agilysys.com